UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. _____)

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ISRAEL GROWTH PARTNERS ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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ISRAEL GROWTH PARTNERS ACQUISITION CORP.
85 Medinat Hayehudim
Herzlia, Israel 46140

To the Stockholders of Israel Growth Partners Acquisition Corp.:

You are cordially invited to attend a special meeting of stockholders of Israel Growth Partners Acquisition Corp. At the meeting, you will be asked to consider proposals to amend our second amended and restated certificate of incorporation to (1) distribute the proceeds of our trust account to the holders of our Class B common stock and cancel the outstanding shares of our Class B common stock in accordance with our existing certificate of incorporation, except without requiring our dissolution and liquidation (the “Distribution Proposal”); (2) remove the provisions from the certificate of incorporation relating to our structure as a blank check company, including the provisions requiring our dissolution and liquidation (the “Article Six Elimination Proposal”); and (3) increase the number of authorized shares of our common stock from 40,000,000 to 80,000,000 (the “Authorized Shares Proposal”).

While we entered into a merger agreement with Negevtech Ltd. in March 2008, we announced on July 18, 2008 that we and Negevtech had terminated our agreement due to an inability to consummate the transaction by that date, which was the last possible date that we could consummate a transaction under our certificate of incorporation. At that time, we also announced that we were commencing steps for the distribution to the holders of shares of our Class B common stock of the proceeds of the trust account we established with a portion of the proceeds of our initial public offering, and evaluating alternatives that may be in the best interests of our stockholders, including our potential liquidation and dissolution.

Subsequently, FI Investment Group LLC (“FIIG”), the largest holder of shares of our common stock, requested us to continue our corporate existence following distribution of the trust account, rather than effecting a dissolution. On September 19, 2008, we announced that we had entered into an agreement with FIIG in which we agreed to present to our stockholders, as an alternative to dissolution, amendments to our certificate of incorporation allowing us to maintain our corporate existence on the condition that the amendments provide for the prompt distribution of all proceeds in the trust account to the holders of our Class B common stock.

At the request of FIIG, our board of directors considered certain amendments to our certificate of incorporation that would (1) expressly allow us to distribute the funds in the trust account to the Class B common stockholders and cancel the outstanding shares of our Class B common stock, without the requirement that we dissolve and liquidate, and (2) allow us to continue our corporate existence after the distribution of the trust account by removing those provisions that would require us to dissolve or liquidate and that limit our status to a blank check company. After consideration, our board of directors has declared the advisability of such amendments to our certificate of incorporation, and has called a special meeting to allow stockholders to vote on the amendments. The board of directors is not, however, soliciting proxies in connection with these proposals; your proxy is being solicited by FIIG. If the Distribution Proposal is approved, FIIG would become our majority stockholder as a result of the cancellation of the outstanding Class B common stock.

As of September 30, 2008, there was approximately $55.2 million (approximately $5.39 per Class B share) in the trust account. The closing price of our Class B common stock on [•], 2008 was $[•]. If the Distribution Proposal is approved, our common stockholders will not have the right to receive a liquidating distribution of any net assets of the Company outside of the IPO trust account. However, if the Distribution Proposal is not approved and we dissolve and liquidate, we expect that, based on the amount of funds we currently hold outside of the trust account and our anticipated liabilities, the amount that would be available for distribution to our common stockholders in liquidation would be less than $0.10 per share.

We have called a special meeting of stockholders to be held on November [•], 2008, at the offices of Greenberg Traurig LLP, located at 1750 Tysons Boulevard, Suite 1200, McLean, Virginia 22102 at 10:00 a.m. Eastern time to consider and vote upon these matters (as described in more detail in the accompanying proxy statement).

Holders of our common stock and Class B common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to the proposals set forth above. However, neither the Article Six Elimination Proposal nor the Authorized Shares Proposal will be presented to our stockholders for a vote at the special meeting unless and until the Distribution Proposal has been approved by our stockholders and the amendment to our certificate of incorporation subject to that proposal has been filed with the Secretary of State of Delaware. We expect that filing to occur immediately following confirmation from the inspector of elections that the Distribution Proposal has been approved by the stockholders. At the time of the filing, all outstanding shares of Class B common stock will be automatically cancelled and converted into the right to receive a pro rata portion of the trust account, and stockholders who previously held shares of Class B common stock that were outstanding as of the record date and otherwise would have been entitled to vote on the remaining proposals will not be entitled to vote on those proposals by virtue of the cancellation of the Class B common stock prior to the vote. Accordingly, at the time the Article Six Elimination Proposal and the Authorized Shares Proposal are presented to the stockholders for a vote at the special meeting, only the shares of common stock will be outstanding and entitled to vote with respect to these proposals. Accordingly, the proxy cards for the Class B common stockholders included with this solicitation do not contain voting boxes with respect to these proposals and no ballots will be used for in-person voting by Class B common stockholders with respect to these proposals.

Enclosed is a notice of special meeting and proxy statement containing detailed information concerning each of the proposals. We urge you to read the proxy statement and attached annexes carefully.

Your vote is important. Whether or not you plan to attend the special meeting in person, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided.

I look forward to seeing you at the meeting.

Sincerely, Matty Karp Chairman of the Board

The proxy statement is dated [•], 2008 and is first being mailed to IGPAC stockholders on or about [•], 2008.

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
85 Medinat Hayehudim
Herzlia, Israel 46140

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER [•], 2008

TO THE STOCKHOLDERS OF ISRAEL GROWTH PARTNERS ACQUISITION CORP.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, including any adjournments or postponements thereof, of Israel Growth Partners Acquisition Corp., a Delaware corporation (“IGPAC”), will be held on November [•], 2008, at the offices of Greenberg Traurig LLP, located at 1750 Tysons Boulevard, Suite 1200, McLean, Virginia 22102 at 10:00 a.m. Eastern time, for the following purposes:

(1) to consider and vote upon the amendment of the certificate of incorporation of IGPAC (the “Distribution Amendment”) to provide for the distribution of the proceeds of IGPAC’s IPO trust account to the holders of the Class B common stock and the cancellation of the outstanding shares of our Class B common stock, without the requirement that we dissolve and liquidate, and to remove the provisions of Article THIRD of our certificate of incorporation which limit our purposes to liquidation, dissolution and distribution of the funds in the trust account as a result of not completing a business combination by July 18, 2008 (the “Distribution Proposal”);

(2) to consider and vote upon two proposals to amend and restate the certificate of incorporation of IGPAC following and conditioned upon the approval of the Distribution Proposal and the filing of the Distribution Amendment with the Secretary of State of Delaware:

•
to remove certain blank check company-related restrictions from the certificate of incorporation, including Article SIXTH which, among other restrictions, requires us to dissolve following the distribution of the trust account, and to eliminate the authorized Class B common stock as incidental to the blank check company-related provisions (the “Article Six Elimination Proposal”); and

•	to increase the authorized shares of common stock from 40,000,000 shares to 80,000,000 shares of common stock (the “Authorized Shares Proposal”); and

(3) to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes at the time of the special meeting to approve the Distribution Proposal, the Article Six Elimination Proposal and/or the Authorized Shares Proposal (the “Adjournment Proposal”).

These items of business are more fully described in the attached proxy statement, which we encourage you to read in its entirety before voting. IGPAC will not transact any other business at the special meeting except for business properly brought before the special meeting or any adjournment or postponement thereof by IGPAC’s board of directors.

Holders of our common stock and Class B common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class with respect to the proposals set forth above. However, neither the Article Six Elimination Proposal nor the Authorized Shares Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on these proposals) unless and until the Distribution Proposal has been approved by our stockholders and the Distribution Amendment has been filed with the Secretary of State of Delaware. We expect that filing to occur immediately following confirmation from the inspector of elections that the Distribution Proposal has been approved by the stockholders. At the time of the filing, all outstanding shares of Class B common stock will be automatically cancelled and converted into the right to receive a pro rata portion of the trust account pursuant to the terms of our certificate of incorporation (as amended by the Distribution Proposal). Accordingly, at the time the Article Six Elimination Proposal and the Authorized Shares Proposal are presented to the stockholders for a vote at the special meeting, only the shares of common stock will be outstanding and entitled to vote with respect to these proposals. As a matter of corporate law, stockholders who previously held shares of Class B common stock that were outstanding as of the record date and otherwise would have been entitled to vote on the Article Six Elimination Proposal and the Authorized Shares Proposal will not be entitled to vote on these proposals by virtue of the cancellation of the Class B common stock prior to the opening of the polls. Accordingly, the proxy cards for the Class B common stockholders included with this solicitation do not contain voting boxes with respect to these proposals and no ballots will be used for in-person voting by Class B common stockholders with respect to these proposals.

The record date for the special meeting is [•], 2008. Only holders of record of IGPAC’s common stock and Class B common stock at the close of business on [•], 2008 are entitled to notice of the special meeting and to have their vote counted at the special meeting and any adjournments or postponements thereof, subject to the cancellation of the Class B common stock immediately upon the filing of the Distribution Amendment, as described above. A complete list of IGPAC stockholders of record entitled to vote at the special meeting will be available for inspection by stockholders for 10 days prior to the date of the special meeting at the principal executive offices of IGPAC during ordinary business hours for any purpose germane to the special meeting.

Your vote is important regardless of the number of shares you own. The Distribution Proposal must be approved by the affirmative vote of a majority of the outstanding shares as of the record date of IGPAC common stock and Class B common stock, voting together as a single class, and the Article Six Elimination Proposal and the Authorized Shares Proposal must each be approved by the affirmative vote of a majority of the outstanding shares as of the record date of IGPAC common stock. Prior to the filing of the Distribution Amendment, the adoption of the Adjournment Proposal would require the affirmative vote of a majority of the shares of common stock and Class B common stock, voting together as a single class, represented in person or by proxy and voting at the special meeting. An adjournment of the special meeting following the filing of the Distribution Amendment would require the affirmative vote of the holders of a majority of the shares of our common stock only, represented in person or by proxy and voting at the special meeting.

All IGPAC stockholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible. If you are a stockholder of record of IGPAC’s common stock or Class B common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting “AGAINST” approval of the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal, but will have no effect on the vote with respect to the Adjournment Proposal. Abstentions will count towards the vote total for approval of the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal and will have the same effect as “AGAINST” votes for each such proposal. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

By Order of the Board of Directors,

Matty Karp
Chairman of the Board
[•], 2008

Annex I	–	Distribution Amendment
Annex II	–	Amended and Restated Certificate of Incorporation

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q.	Why am I receiving this proxy statement?

A.
Israel Growth Partners Acquisition Corp. was organized as a corporation under the laws of the State of Delaware on August 1, 2005. We were formed for the purpose of effecting a stock purchase, capital stock exchange, asset acquisition or other similar business combination with an unidentified operating business which has operations or facilities located in Israel, or which is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel. On July 18, 2006, we consummated an initial public offering (the “IPO”) of equity securities from which we derived net proceeds of approximately $52.9 million. Like most blank check companies, our certificate of incorporation provides for the return of the IPO proceeds held in trust to the holders of shares of Class B common stock sold in the IPO if there is no qualifying business combination(s) consummated before the termination date as defined in the certificate of incorporation.

Specifically, our certificate of incorporation defines the “termination date” as the later of the following dates: 18 months after the consummation of our IPO, or 24 months after the consummation of our IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of our IPO. In January 2008, we entered into a letter of intent to acquire Negevtech Ltd., which extended the time available to consummate a business combination to July 18, 2008. In March 2008, we entered into a definitive agreement to acquire Negevtech.

On July 18, 2008, we announced that we and Negevtech had terminated our definitive agreement due to an inability to consummate the transaction by that date, which was the last possible date that we could consummate a transaction under our certificate of incorporation as amended. At that time, we also announced that we were commencing steps for the distribution of the proceeds of the IPO trust account to the holders of shares of our Class B common stock and evaluating alternatives that may be in the best interests of our stockholders, including our potential liquidation and dissolution.

Subsequently, we were approached by FIIG, the largest holder of shares of our common stock, which requested that we continue our corporate existence following distribution of the trust fund, rather than effecting a dissolution. On September 19, 2008, we announced that we had entered into an agreement with FIIG in which we agreed to present to our stockholders, as an alternative to dissolution, amendments to our certificate of incorporation allowing us to maintain our corporate existence and provide for the prompt distribution of the funds being held in the trust account to the holders of our Class B common stock and the cancellation of the outstanding shares of our Class B common stock.

At the request of FIIG, our board of directors has considered certain amendments to our certificate of incorporation that would (i) expressly allow us to distribute the funds in the trust account to the Class B common stockholders and cancel the outstanding shares of our Class B common stock, without the requirement that we dissolve and liquidate, and (ii) allow us to continue our corporate existence after the distribution of the trust account, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company. After consideration, our board of directors has declared the advisability of such amendments to our certificate of incorporation, and has called a special meeting to allow stockholders to vote on the amendments. The board of directors is not, however, soliciting proxies in connection with these proposals; your proxy is being solicited by FIIG.

Q.	Why is IGPAC presenting the Distribution Proposal?

A.
IGPAC was organized as a blank check company for the purpose of acquiring an unidentified operating business which has operations or facilities located in Israel, or which is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel. Because we were unable to complete a business combination by July 18, 2008, the terms of our existing certificate of incorporation require us to dissolve, distribute the trust account to the holders of Class B common stock, liquidate and wind up. At the request of FIIG, we are seeking an amendment to our certificate of incorporation to expressly permit distribution of the funds in the trust account, regardless of whether we take steps to dissolve, liquidate and wind up, and to remove the provisions of Article THIRD of our certificate of incorporation which limit our purposes to liquidation, dissolution and distribution of the funds in the trust account as a result of not completing a business combination by July 18, 2008. This proposed amendment to our certificate of incorporation is attached as Annex I hereto. As of September 30, 2008, there was approximately $55.2 million (approximately $5.39 per Class B share) in the trust account.

If the Distribution Proposal is not approved, our common stockholders would have the right to the distribution of any remaining net assets of the Company outside of the trust account. However, if the Distribution Proposal is not approved and we dissolve and liquidate, we expect that, based on the amount of funds we currently hold outside of the trust account and our anticipated liabilities, the amount that would be available for distribution to our common stockholders in liquidation would be less than $0.10 per share.

Q.	Why is IGPAC presenting the Article Six Elimination Proposal?

A.
Conditioned on approval of the Distribution Proposal, and also at the request of FIIG, our stockholders are being asked to consider further amendments to our certificate of incorporation (as part of a third amended and restated certificate of incorporation) to remove the provisions from the current certificate of incorporation relating to our structure as a blank check company, including the provisions requiring our dissolution and liquidation. The purpose of these amendments is to permit us to continue our corporate existence following the distribution of the funds in the trust account and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Six Elimination Proposal includes removing the restrictive provisions relating to the operations of IGPAC as a blank check company and removing the related dual class common stock capital structure by eliminating the Class B common stock. If the Article Six Elimination Proposal is approved, we may pursue the acquisition of one or more operating companies with operations or facilities located in Israel or elsewhere. See the section entitled “Background Information--Continuation of IGPAC Following the Distribution of the Trust Account.” As of the date of this proxy statement, we have no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until the Article Six Elimination Proposal is approved by our stockholders at the special meeting.

Q.	Why is IGPAC presenting the Authorized Shares Proposal?

A.
Conditioned on approval of the Distribution Proposal, and also at the request of FIIG, our stockholders are being asked to consider a further amendment to our certificate of incorporation (also as part of a third amended and restated certificate of incorporation) to increase the authorized number of shares of our common stock from 40,000,000 to 80,000,000. Absent approval of the Authorized Shares Proposal, we would be able to issue without stockholder approval, after reservation for all common stock underlying outstanding warrants and the unit purchase options, only 17,663,900 shares. In addition, the additional shares of common stock that would become available for issuance if the proposal is adopted would allow us the flexibility to issue additional shares in connection with future financing or acquisition transactions. Our third amended and restated certificate of incorporation, as it will be filed with the Secretary of State of Delaware if the Article Six Elimination Proposal and the Authorized Share Proposal are approved, is attached as Annex II hereto.

Q.	Do the amendments have any effect on my right to receive a distribution of the funds inside of the IPO trust account?

A.	No. The amendments will not have any effect on your right to receive a distribution of the funds inside of the IPO trust account.

In addition to the amounts inside the trust account, as of September 30, 2008 there was approximately $310,000 available outside of the trust account, subject to outstanding liabilities as of that date. Our net assets would be available to be distributed on a pro rata basis to our holders of common stock upon our dissolution and liquidation of IGPAC. Common stockholders will not have any right to receive these funds if the amendments are approved. However, the costs of adopting a plan of dissolution and liquidation would require expenditures to our counsel and financial advisors, among others, that would reduce the amount ultimately available for distribution upon dissolution and liquidation. We cannot assure you of the amount, if any, outside of the trust account that would be available if the amendments are not approved and we are required to adopt a plan of dissolution and liquidation. We expect, however, that the amount that would be available for distribution to our common stockholders in liquidation would be less than $0.10 per share.

Q.	What is being voted on?

A.
There are four proposals on which the IGPAC stockholders are being asked to vote. The first proposal is to amend our certificate of incorporation to expressly permit the distribution of the trust account to the Class B common stockholders and the cancellation of the outstanding shares of our Class B common stock, without the requirement that we dissolve and liquidate (which we refer to as the Distribution Proposal).

The second and third proposals are to approve an amendment and restatement of our certificate of incorporation to (i) remove certain blank check company-related restrictions, including Article SIXTH which, among other restrictions, requires us to dissolve following distribution of the IPO trust account (which we refer to as the Article Six Elimination Proposal), and (ii) increase the authorized shares of common stock from 40,000,000 shares to 80,000,000 shares (which we refer to as the Authorized Shares Proposal). Neither of these proposals will be presented to stockholders at the special meeting unless the Distribution Proposal has already been approved and the Distribution Amendment has already been filed with the Secretary of State of Delaware.

The fourth proposal, which we refer to as the Adjournment Proposal, is to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to approve the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal.

Q.	What is the relationship between the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal?

Neither the Article Six Elimination Proposal nor the Authorized Shares Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on these proposals) unless and until the Distribution Proposal has been approved by our stockholders and the Distribution Amendment has been filed with the Secretary of State of Delaware.

Q.	What will happen at the special meeting if the Distribution Proposal is approved?

A.
If the Distribution Proposal is approved, we will cause the Distribution Amendment (attached as Annex I hereto) to be filed with the Secretary of State of Delaware immediately following the vote. While the special meeting will continue, the polls for voting on the Article Six Elimination Proposal and the Authorized Shares Proposal will not open until after we have received confirmation from the Secretary of State of Delaware that the Distribution Amendment has been filed. Immediately upon the filing of the Distribution Amendment, all outstanding shares of Class B common stock will be automatically cancelled.

If the Distribution Proposal is approved, upon the filing of the Distribution Amendment and the cancellation of the outstanding shares of Class B common stock, FIIG will be the majority owner of our outstanding capital stock. FIIG is currently the majority owner of our outstanding common stock, although FIIG owns no shares of our Class B common stock.

Q.	Why are the Class B common stockholders not entitled to vote on the Article Six Elimination Proposal or the Authorized Shares Proposal?

A.
At the time of the confirmation from the Secretary of State of Delaware that the Distribution Amendment has been filed, our outstanding Class B common stock will be cancelled. As a result, only the shares of our common stock will be outstanding and entitled to vote with respect to the Article Six Elimination Proposal and the Authorized Shares Proposal. Accordingly, the proxy cards for the Class B common stockholders included with this solicitation do not contain voting boxes with respect to the Article Six Elimination Proposal or the Authorized Shares Proposal, and no ballots will be used for in-person voting by Class B common stockholders for these proposals.

Q.	How are votes counted?

A.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. For all of the proposals, holders of our common stock and Class B common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class, subject to the cancellation of the Class B common stock immediately upon the filing of the Distribution Amendment, as described above.

With respect to each of the proposals other than the Adjournment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Adjournment Proposal is the only discretionary item being proposed at the special meeting.

Q.	What is the quorum requirement?

A.
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock and Class B common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.
Only holders of record of our common stock and Class B common stock at the close of business on [•], 2008 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof, subject to the cancellation of the Class B common stock immediately upon the filing of the Distribution Amendment, as described above. On this record date, there were 1,065,100 shares of common stock and 10,236,000 shares of Class B common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on [•], 2008 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on [•], 2008 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What vote is required in order to adopt the Distribution Proposal?

A.
The adoption of the Distribution Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock and Class B common stock on the record date, voting together as a single class. If you do not vote or “Abstain” from voting on this proposal, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Q.	What vote is required in order to adopt the Article Six Elimination Proposal and the Authorized Shares Proposal?

A.
The Article Six Elimination Proposal and the Authorized Shares Proposal will only be presented to the stockholders for a vote at the special meeting if all of the outstanding shares of Class B common stock have already been cancelled upon the filing of the Distribution Amendment. Once the shares of Class B common stock have been cancelled, adoption of the Article Six Elimination Proposal and the Authorized Shares Proposal will each require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date.

Because FIIG owns a majority of the outstanding shares of our common stock, assuming that FIIG continues to own a majority of the outstanding shares of our common stock on the record date and that it votes its shares in favor of the Article Six Elimination Proposal and the Authorized Shares Proposal (as it has indicated it intends to do), approval of these proposals is assured.

If you do not vote or “Abstain” from voting on any of these proposals, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Q.	What vote is required in order to adopt the Adjournment Proposal?

A.
Prior to the filing of the Distribution Amendment, the adoption of the Adjournment Proposal would require the affirmative vote of the holders of a majority of the shares of our common stock and Class B common stock, voting together as single class, represented in person or by proxy and voting at the special meeting.

An adjournment of the special meeting following the filing of the Distribution Amendment would require the affirmative vote of the holders of a majority of the shares of our common stock only, represented in person or by proxy and voting at the special meeting.

Q.	Does the IGPAC board recommend voting for the approval of the Distribution Proposal, the Article Six Elimination Proposal, the Authorized Shares Proposal and the Adjournment Proposal?

A.
After careful consideration of the terms and conditions of these proposals, our board of directors has determined that the amendments to our certificate of incorporation proposed pursuant to the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal are advisable. Our board of directors is not, however, taking a formal position as to how IGPAC stockholders should vote on any of these proposals, or on the Adjournment Proposal.

Q.	How do IGPAC’s directors and officers intend to vote their shares?

A.
Our directors and officers do not own any outstanding shares of our common stock or Class B common stock, except that one director and officer, Mr. Dror Gad, owns 100 shares of common stock, which constitutes less than 1% of our outstanding common stock. Mr. Gad has indicated that he intends to abstain from voting his common stock in the special meeting.

Q.	What interests do IGPAC’s directors and officers have in the approval of the proposals?

A
Our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of warrants which may become exercisable in the future, the possibility of future compensatory arrangements, and the possibility of participation in future financings. See the section entitled “Background Information--Interests of IGPAC Directors and Officers in the Proposals.”

Q.	What if I object to the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal? Do I have appraisal rights?

A.
IGPAC stockholders do not have appraisal rights in connection with the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal under the Delaware General Corporation Law (“DGCL”).

Q.	If I vote in favor of the Distribution Proposal, should I send in my Class B common stock certificates now?

A.
No. If the Distribution Proposal is approved at the special meeting, you will receive written instructions after the special meeting explaining how to exchange your shares of Class B common stock for the cash from the trust account to which you will be entitled.

Q.	What happens to the funds held in the trust account if the Distribution Proposal or the Article Six Elimination Proposal is not approved?

A.
If either the Distribution Proposal or the Article Six Elimination Proposal is not approved, then we will commence proceedings to dissolve, liquidate and wind up in accordance with our existing certificate of incorporation. As part of those proceedings, we will distribute the funds held in the trust account to holders of the Class B common stock, subject to receipt of stockholder approval of a plan of distribution if the Distribution Proposal is not approved.

Q.	What happens to the funds held in the trust account if the Distribution Proposal is approved?

A.	If the Distribution Proposal is approved, we will cause the trust account distribution to occur promptly after the date of the special meeting.

Q.	What happens to the IGPAC warrants if the Distribution Proposal or the Article Six Elimination Proposal is not approved?

A.
If either the Distribution Proposal or the Article Six Elimination Proposal is not approved, we will be required to commence proceedings to dissolve and liquidate. As part of our dissolution and liquidation, your IGPAC warrants will cease to be outstanding.

Q.	What happens to the IGPAC warrants if the Distribution Proposal and the Article Six Elimination Proposal are approved?

A.
If the Distribution Proposal and the Article Six Elimination Proposal are approved, we will continue our corporate existence without any of the blank check company restrictions previously applicable to it and the warrants will remain outstanding in accordance with their terms. It is our position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal. For more information, see the sections entitled “Description of Securities” and “Background Information--Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

Q.	If the Distribution Proposal and the Article Six Elimination Proposal are approved, what happens next?

A.
If the Distribution Proposal and the Article Six Elimination Proposal are approved, we expect to continue our existence as a corporate entity and may pursue the acquisition of one or more operating companies within or outside of Israel, subject to several important factors, including the availability of financing and the role and level of involvement of our current board of directors and management in our post-blank check company operations. As of the date of this proxy statement, we have no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until the Article Six Elimination Proposal is approved by our stockholders at the special meeting.

Upon the approval of the Distribution Proposal and the filing of the Distribution Amendment, FIIG will become our majority stockholder. Currently, it is anticipated that our board of directors will continue to serve as directors of IGPAC through the date of the special meeting. Pursuant to our agreement with FIIG, FIIG has the right to designate a person to be appointed to our board of directors, and we have agreed to obtain the resignation of each of our current directors upon the FIIG designee being appointed. Those resignations would take effect only upon the approval of the Distribution Proposal and the Article Six Elimination Proposal and the distribution of the assets of the trust account to our Class B common stockholders.

Following the approval of the Article Six Elimination Proposal, we cannot assure you that we will be able to acquire an operating business, nor can we assure you that we will be able to remain quoted on the OTC Bulletin Board.

Q.	What do I need to do now?

A.	We urge you to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a stockholder of IGPAC.

You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.
If you are a holder of record of our common stock and/or Class B common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

Q.	What will happen if I abstain from voting or fail to vote?

A.
An abstention or failure to vote will have the effect of voting against the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal. An abstention or failure to vote will have no effect on any vote to adjourn the special meeting.

Q.	Can I change my vote after I have mailed my signed proxy or direction form?

A.
Yes. You can revoke your proxy at any time prior to the final vote at the special meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways: (i) you may submit another properly completed proxy card with a later date; (ii) you may send a written notice that you are revoking your proxy to our Chief Financial Officer at the address listed at the end of this section; or (iii) you may attend the special meeting and vote in person. Simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Q.	What should I do if I receive more than one set of voting materials?

A.
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. You will also receive more than one proxy card if you hold shares of both common stock and Class B common stock. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your IGPAC shares.

Q.	Who is paying for this proxy solicitation?

A.
Our board of directors is not soliciting proxies in connection with the special meeting. Proxies are being solicited by FIIG. We will pay for the entire cost of printing and mailing this proxy statement and the accompanying proxy to our stockholders. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Other than arranging for these proxy materials to be mailed to our stockholders, we do not intend to solicit proxies in connection with the special meeting. FIIG will pay for any costs incurred by it in soliciting proxies. FIIG and its representatives may solicit proxies in person, by telephone or by other means of communication.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
85 Medinat Hayehudim
Herzlia, Israel 46140
Attn: Dror Gad
Tel: +972-9-960-2040

You may also obtain additional information about IGPAC from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements within the definition of the Private Securities Litigation Reform Act of 1995. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account, our ability to remain quoted on the OTC Bulletin Board, the application of Rule 419 or other restrictions to future financings or business combinations involving us and our ability to finance and consummate acquisitions following the distribution of the funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to IGPAC or any person acting on IGPAC’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, IGPAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

SPECIAL MEETING OF IGPAC STOCKHOLDERS

General

We are furnishing this proxy statement to IGPAC stockholders as part of the solicitation of proxies by FIIG for use at the special meeting of IGPAC stockholders to be held on November [•], 2008, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [•], 2008 in connection with the vote on the Distribution Proposal, the Article Six Elimination Proposal, the Authorized Shares Proposal and the Adjournment Proposal. This document provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting. Unless the context requires otherwise, the terms “IGPAC,” “we,” “us,” and “our” refer to Israel Growth Partners Acquisition Corp.

Other than arranging for these proxy materials to be mailed to our stockholders, we do not intend to solicit proxies in connection with the special meeting. FIIG and its representatives may solicit proxies in person, by telephone or by other means of communication. Based solely on information provided by FIIG, including information contained in a Schedule 13D filed by FIIG (including amendments thereto), FIIG is a Virginia limited liability company of which Frank Islam is the principal.

Date, Time and Place

The special meeting will be held on November [•], 2008, at the offices of Greenberg Traurig, LLP, 1750 Tysons Boulevard, Suite 1200, McLean, Virginia 22102, at 10:00 a.m. Eastern time.

Purpose of the IGPAC Special Meeting

At this special meeting, you will be asked to consider and vote upon the following proposals:

•
The Distribution Proposal— a proposal to amend our certificate of incorporation to provide for the distribution of the proceeds of IGPAC’s IPO trust account to the holders of the Class B common stock and the cancellation of the outstanding Class B common stock, without the requirement that we dissolve and liquidate, and to remove the provisions of Article THIRD of our certificate of incorporation which limit our purposes to liquidation, dissolution and distribution of the funds in the trust account as a result of not completing a business combination by July 18, 2008;

•
The Amendment and Restatement Proposals— two proposals to amend and restate our certificate of incorporation following and conditioned upon the approval of the Distribution Proposal and the filing of the Distribution Amendment with the Secretary of State of Delaware:

•
Article Six Elimination Proposal— to remove certain blank check company-related restrictions from the certificate of incorporation, including Article SIXTH which, among other restrictions, requires us to dissolve following the distribution of the trust account, and to eliminate the authorized Class B common stock as incidental to the blank check company-related provisions.

•	Authorized Shares Proposal— to increase the authorized shares of common stock from 40,000,000 shares to 80,000,000 shares; and

•
The Adjournment Proposal— a proposal to authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal.

Recommendation of IGPAC Board of Directors

Our board of directors has determined that the amendments to our certificate of incorporation proposed pursuant to the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal are advisable. Our board of directors is not, however, taking a formal position as to how IGPAC stockholders should vote on any of these proposals, or on the Adjournment Proposal.

Record Date; Who is Entitled to Vote

For all of the proposals, holders of our common stock and Class B common stock as of the record date for the special meeting are each entitled to one vote for each share of record and vote together as a single class, subject to the cancellation of the Class B common stock immediately upon the filing of the Distribution Amendment, as described below. On this record date, there were 1,065,100 and 10,236,000 shares of common stock and Class B common stock outstanding, respectively, and entitled to vote. Holders of warrants are not entitled to vote at the special meeting.

Neither the Article Six Elimination Proposal nor the Authorized Shares Proposal will be presented to our stockholders for a vote at the special meeting (i.e., the polls will not be opened for voting on these proposals) unless and until the Distribution Proposal has been approved by our stockholders and the Distribution Amendment has been filed with the Secretary of State of Delaware. We expect that filing to occur immediately following confirmation from the inspector of elections that the Distribution Proposal was approved by the stockholders. At the time of the filing, all outstanding shares of Class B common stock will be automatically cancelled and converted into the right to receive a pro rata portion of the IPO trust account pursuant to the terms of our certificate of incorporation (as amended by the Distribution Amendment). Accordingly, at the time the Article Six Elimination Proposal and the Authorized Shares Proposal are presented to the stockholders for a vote at the special meeting, only the shares of common stock will be outstanding and entitled to vote on these proposals. As a matter of corporate law, stockholders who previously held shares of Class B common stock that were outstanding as of the record date and otherwise would have been entitled to vote with respect to these proposals, will not be entitled to vote on these proposals by virtue of the cancellation of the Class B common stock prior to the opening of the polls. Accordingly, the proxy cards for the Class B common stockholders included with this solicitation do not contain voting boxes with respect to the Article Six Elimination Proposal or the Authorized Shares Proposal, and no ballots will be used for in-person voting by Class B common stockholders on these proposals.

Our directors and officers do not own any outstanding shares of our common stock or Class B common stock, except that one director and officer, Mr. Dror Gad, owns 100 shares of common stock, which constitutes less than 1% of our outstanding common stock. Mr. Gad has indicated that he intends to abstain from voting his common stock in the special meeting.

Quorum

The presence, in person or by proxy, of a majority of all the outstanding shares of common stock and Class B common stock will constitute a quorum at the special meeting.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters. The latter will not be treated as shares entitled to vote on the matter as to which authority to vote is withheld by the broker. If you do not give the broker voting instructions, your broker may not vote your shares on the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal.

Vote of Our Stockholders Required

The affirmative vote of a majority of the outstanding shares of our common stock and Class B common stock, voting together as a single class, is required to adopt the Distribution Proposal. Each of the Article Six Elimination Proposal and the Authorized Shares Proposal will only require the affirmative vote of the majority of the outstanding shares of our common stock, since these proposals will not be presented to the stockholders at the special meeting until after all of the outstanding shares of Class B common stock have been cancelled pursuant to the Distribution Amendment. If you do not vote or “Abstain” from voting on any of these proposals, it will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If the affirmative vote of a majority of the outstanding shares of IGPAC common stock and Class B common stock, voting together as a single class, is not obtained for the approval of the Distribution Proposal, neither the Article Six Elimination Proposal nor the Authorized Shares Proposal will be presented at the special meeting for approval.

Prior to the filing of the Distribution Amendment, the adoption of the Adjournment Proposal would require the affirmative vote of the holders of a majority of the shares of our common stock and Class B common stock represented and voting at the special meeting in person or by proxy, together as a single class. An adjournment of the special meeting following the filing of the Distribution Amendment would require the affirmative vote of the holders of a majority of the shares of our common stock only represented and voting at the special meeting in person or by proxy.

Voting Your Shares

Each share of our common stock and Class B common stock that you own in your name entitles you to one vote. Your proxy card shows the number of shares of our common stock and Class B common stock that you own.

There are two ways to vote your shares of common stock and Class B common stock at the special meeting:

You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” the adoption of the Distribution Proposal, the Article Six Elimination Proposal, the Authorized Shares Proposal and the Adjournment Proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

We are providing separate proxy cards for holders of common stock and holders of Class B common stock. Accordingly, if you hold shares of both common stock and Class B common stock, you will receive two proxy cards enclosed with this proxy statement. If you receive two proxy cards, please fill out both cards according to the instructions set forth therein to make sure all of your votes are counted.

You can attend the special meeting and vote in person. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify our Chief Financial Officer in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock or Class B common stock, you may call Dror Gad, our Chief Financial Officer, at +972-9-960-2040.

No Additional Matters May Be Presented at the Special Meeting

This special meeting has been called only to consider the adoption of the Distribution Proposal, the Article Six Elimination Proposal, the Authorized Shares Proposal and the Adjournment Proposal. Under our by-laws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Proxies and Proxy Solicitation Costs

This proxy statement and the accompanying proxy are being mailed by us at the request of FIIG. We will pay for the entire cost of printing and mailing this proxy statement and the accompanying proxy to our stockholders. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. Other than arranging for these proxy materials to be mailed to our stockholders, we do not intend to solicit proxies in connection with the special meeting. FIIG will pay for any costs incurred by it in soliciting proxies. FIIG and its representatives may solicit proxies in person, by telephone or by other means of communication.

If you grant a proxy to FIIG, you may still vote your shares in person if you revoke your proxy before the special meeting.

BACKGROUND INFORMATION

General

We were incorporated in Delaware on August 1, 2005, as a blank check company formed to serve as a vehicle for the acquisition, through a merger, capital stock exchange, asset acquisition or other similar business combination of an operating business which has operations or facilities located in Israel, or which is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel.

Initial Public Offering

A registration statement for our IPO was declared effective on July 11, 2006. On July 18, 2006, we consummated our IPO of 500,000 Series A units and 4,600,000 Series B units. On July 26, 2006, we consummated the closing of an additional 32,500 Series A units and 518,000 Series B units which were subject to the underwriter’s over-allotment option. Each Series A unit consists of two shares of the Company’s common stock, and ten Class Z warrants. Each Series B unit consists of two shares of the Company’s Class B common stock, and two Class W warrants. For more information about our securities, see the section entitled “Description of Securities.”

Our net proceeds from the sale of our units were approximately $52.9 million. Of this amount, $51.7 million was deposited in trust and the remaining $1.2 million was held outside of the trust. The proceeds held outside the trust are available to be used by us, and are being used by us, to provide for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Our certificate of incorporation requires us to distribute to our Class B common stockholders the amount in our trust account, including any accrued interest, if we do not effect a business combination as described in the registration statement for our IPO within 18 months after the consummation of our IPO (July 18, 2006), or within 24 months after the consummation of our IPO if a letter of intent, agreement in principle or definitive agreement has been executed within 18 months after the consummation of our IPO and the business combination has not been consummated within such 18 month period.

Termination of Business Combination

In January 2008, we entered into a letter of intent to acquire Negevtech Ltd., which extended the time available to consummate a business combination to July 18, 2008. In March 2008, we entered into a definitive agreement to acquire Negevtech. On July 18, 2008, we announced that we and Negevtech had terminated our definitive agreement due to an inability to consummate the transaction by that date, which was the last possible date that we could consummate a transaction under our certificate of incorporation as amended. At that time, we also announced that we were commencing steps for the distribution of the proceeds of the IPO trust account to the holders of shares of our Class B common stock and evaluating alternatives that may be in the best interests of our stockholders, including our potential liquidation and dissolution.

Subsequently, we were approached by FIIG, the largest holder of shares of our common stock, which requested that we continue our corporate existence following distribution of the trust fund, rather than effecting a dissolution. On September 19, 2008, we announced that we had entered into an agreement with FIIG in which we agreed to present to our stockholders, as an alternative to dissolution, amendments to our certificate of incorporation allowing us to maintain our corporate existence and provide for the prompt distribution of the funds being held in the trust account to the holders of our Class B common stock and the cancellation of the outstanding shares of our Class B common stock.

At the request of FIIG, our board of directors has considered certain amendments to our certificate of incorporation that would (i) expressly allow us to distribute the funds in the trust account to the Class B common stockholders and cancel the outstanding shares of our Class B common stock, without the requirement that we dissolve and liquidate, and (ii) allow us to continue our corporate existence after the distribution of the trust account, rather than dissolve as required by our certificate of incorporation, and to do so with a new certificate of incorporation that would be suitable for our company as a non-blank check company. After consideration, our board of directors has declared the advisability of such amendments to our certificate of incorporation, and has called a special meeting to allow stockholders to vote on the amendments. The board of directors is not, however, soliciting proxies in connection with these proposals; your proxy is being solicited by FIIG.

Distribution of the Trust Account

Our stockholders are being asked to approve an amendment to our certificate of incorporation to expressly permit us to begin proceedings to distribute the funds in the trust account to the Class B common stockholders as of the date of the special meeting, regardless of whether we take steps to dissolve, liquidate and wind up.

As of September 30, 2008, there was approximately $55.2 million (approximately $5.39 per Class B share) in the trust account. Only Class B common stockholders are entitled to receive proceeds from the distribution of the trust account.

The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which could be prior to the claims of the holders of our Class B common stock. Each of our executive officers has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, or by any target business, and that have not executed an agreement waiving any right, title, interest or claim of any kind in or to any monies held in the trust; except that such liability will not extend to claims of target businesses brought under Israeli law or in Israeli courts. We have questioned these individuals and reviewed their financial information and believe that each of these individuals has a substantial net worth. Moreover, because our offices are located in Israel, many of the vendors and other entities with which we have done business up to the date of the special meeting have operations or facilities in Israel. We therefore expect that most claims that could be brought against us would be brought under Israeli law and/or in Israeli courts and will be outside the indemnification obligations of our executive officers. As a result, we believe that these individuals will be able to satisfy their indemnification obligations. However, we cannot assure you this will be the case. Accordingly, the proceeds held in trust could be subject to claims which could take priority over the claims of the holders of our Class B common stock.

Continuation of IGPAC Following the Distribution of the Trust Account

General

The purpose of the Article Six Elimination Proposal, which is conditioned upon the approval of the amendment to permit distribution of the trust account and the filing of the Distribution Amendment with the Secretary of State of Delaware, is to permit us to continue our corporate existence (rather than dissolving, as currently required by our certificate of incorporation following the distribution of the funds in the trust account) and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. Specifically, the Article Six Elimination Proposal includes removing the restrictive provisions relating to the operations of IGPAC as a blank check company and removing the related dual class common stock capital structure by eliminating the authorized Class B common stock. The Authorized Shares Proposal, if approved, would increase the number of authorized shares of our common stock from 40,000,000 to 80,000,000.

Future Acquisition Plans

If the Article Six Elimination Proposal is approved, we intend to pursue the acquisition of one or more operating companies located in Israel or elsewhere, subject to several important factors, including the availability of financing and the role and level of involvement of our current board of directors and management in our post-blank check company operations. We cannot assure you that we will be able to acquire an operating business. As an alternative, we might seek to obtain value from its status as a public shell through a sale to or combination with an operating company seeking such status as a means of “going public.”

Since the termination of our merger agreement with Negevtech, we have not had discussions with any potential acquisition candidates. As of the date of this proxy statement, we have no arrangements in place with any acquisition candidates and will not engage in more active identification and pursuit of potential acquisitions unless and until the Article Six Elimination Proposal is approved by our stockholders at the special meeting. Currently, it is anticipated that the members of our board of directors will continue to serve as directors of IGPAC through the date of the special meeting. Pursuant to our agreement with FIIG, FIIG has the right to designate a person to be appointed to our board of directors, and we have agreed to obtain the resignation of each of our current directors upon the FIIG designee being appointed. Those resignations would take effect only upon the approval of the Distribution Proposal and the Article Six Elimination Proposal and the distribution of the assets of the trust account to our Class B common stockholders. As a result of these resignations, following the distribution of the trust account, FIIG will have appointed our board of directors.

In the event that we enter into a definitive agreement to acquire an operating company, we believe the acquisition would not necessarily require stockholder approval, even if it constituted a change in control of IGPAC, provided that our common stock is not then listed on a national exchange and the acquisition is structured so as not to require a stockholder vote under the DGCL. Accordingly, you may not be entitled to vote on any future acquisitions by us.

Need for Additional Capital

The board of directors anticipates that we will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. On September 30, 2008, we had approximately $310,000 in cash outside the trust account, subject to outstanding liabilities as of that date.

We do not currently have any specific capital-raising plans. We may seek to issue equity securities, including preferred securities for which we may determine the rights and designations, common stock, warrants, equity rights, convertibles notes and any combination of the foregoing. Any such offering may take the form of a private placement, public offering, rights offering, other offering or any combination of the foregoing at fixed or variable market prices or discounts to prevailing market prices. We cannot assure you that we will be able to raise sufficient capital on favorable, or any, terms. We believe that the issuance of equity securities in such a financing will not be subject to stockholder approval if our common stock is not then listed on a national stock exchange. Accordingly, you may not be entitled to vote on any future financing by us.

If we are deemed to be “blank check company” for the purposes of the federal securities laws, regulatory restrictions that are more restrictive than those currently set forth in our certificate of incorporation may apply to any future public offerings by us. For more information, see the section below entitled “--Potential Application of Rule 419 under the Securities Act to Future Public Offerings.”

Possible Status as “Shell Company” under the Federal Securities Laws

Following stockholder approval of the Article Six Elimination Proposal and the trust account distribution, we may be deemed a “shell company” under the federal securities laws. A “shell company” is a public reporting company that has no or nominal assets (other than cash), and no or nominal operations. Shell companies are subject to certain special rules under the federal securities laws, including:

•	specific disclosure requirements on Form 8-K upon the consummation of a transaction that effects a change in control or changes the shell company into a non-shell company;

•
limitations in the use of certain short-form registration statements under the Securities Act while a shell company, including Form S-8 registration statements used in connection with employee benefit plans;

•	ineligibility for certain streamlined procedures and publicity rules in connection with public offerings while a shell company and for a period of three years thereafter; and

•	unavailability of the resale provisions of Rule 144 of the Securities Act until one year following the Form 8-K disclosure described above.

In addition, we may be deemed a “blank check company” under the federal securities laws which could result in restrictions on any future public offerings of our securities, as further described below.

Potential Application of Rule 419 under the Securities Act to Future Public Offerings

Depending on the timing and nature of our future capital-raising activities, we could become subject to even more onerous restrictions regarding the handling of any future public offering proceeds than those set forth in our current certificate of incorporation regarding the proceeds of our IPO. Following the amendment and restatement of our certificate of incorporation and the distribution of the funds in the trust account, we may be deemed a “blank check company” for the purposes of Rule 419 promulgated under the Securities Act of 1933 (the “Securities Act”). Rule 419 imposes strict restrictions on the handling of the proceeds received, and securities issued, in an offering registered under the Securities Act by a “blank check company” as defined in Rule 419, including a mandatory escrow of the offering proceeds, a process of stockholder “reconfirmation” when a business combination is announced and a ban on the trading of the securities sold, pending the consummation of a business combination, which must occur within 18 months of the offering.

Rule 419 defines a “blank check company” as:

•
a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and

•	issuing “penny stock,” as defined in Rule 3a51-1 under the Securities Exchange Act of 1934 (the “Exchange Act”).

There are several bases on which exemptions from the application of Rule 419 exist, including raising capital through a private offering exempt from registration under the Securities Act, raising net proceeds in excess of $5 million in a public offering that is a firm commitment underwritten offering and raising capital in a public offering in connection with the acquisition of an identified company. Although we intend to conduct any future capital raising in a manner that is exempt from Rule 419, there can be no assurances that any future capital raising transactions will qualify for such an exemption.

Quotation on OTC Bulletin Board

Our outstanding common stock, Class B common stock, warrants and units are currently quoted on the OTC Bulletin Board. Following stockholder approval of the Article Six Elimination Proposal and the distribution of the funds in the trust account, we cannot assure you that our common stock will continue to be quoted on the OTC Bulletin Board. To continue trading on the OTC Bulletin Board, we must continue to timely file public reports and satisfy the OTC Bulletin Board’s minimum stockholder requirements. We believe that the OTC Bulletin Board unofficially requires at least 35 to 40 stockholders with at least 100 tradable shares each (known as “round lot” shareholders) to allow a stock to trade there. Concurrent with the IPO, we filed a registration statement on Form 8-A with the SEC registering the units, the common stock, the Class B common stock and the warrants under Section 12(g) of the Exchange Act. While such registration is in effect, we are a reporting company under the federal securities laws. At this time, we have no intention of seeking to deregister our common stock under the Exchange Act and plan to continue to file public reports as long as such registration is in effect. Nonetheless, we cannot assure you that our common stock or warrants will remain eligible for quotation on the OTC Bulletin Board.

Status of Outstanding Warrants Following the Special Meeting of Stockholders

If the Article Six Elimination Proposal is not approved, we will be required to commence proceedings to adopt a plan of dissolution and liquidation and in connection with such plan your IGPAC warrants will cease to be outstanding.

If the Article Six Elimination Proposal is approved, we will continue our corporate existence without any of the blank check company restrictions previously applicable to us and the warrants will remain outstanding in accordance with their terms. It is our position that the warrants will become exercisable upon the consummation of any business combination following stockholder approval of this proposal. Outstanding warrants may adversely affect our ability to attract new investors or otherwise obtain financing and may make it more difficult to effect future acquisitions. For information about the warrants, see the section entitled “Description of Securities.”

Liquidation if the Distribution Proposal or the Article Six Elimination Proposal Is Not Approved

If either the Distribution Proposal or the Article Six Elimination Proposal is not approved by the stockholders, we will take all action necessary to dissolve, liquidate and wind up as soon as reasonably practicable, in accordance with our existing certificate of incorporation. As part of these procedures, we will distribute the funds held in the trust account to holders of the Class B common stock, subject to receipt of stockholder approval of a plan of distribution if the Distribution Proposal is not approved. That approval process, or a vote by our stockholders to reject any plan of dissolution submitted to them for approval, may result in substantial delays or prohibit distribution of the funds held in the trust account to our Class B common stockholders.

Any remaining net assets after the distribution of the funds in the trust account to our Class B common stockholders will be distributed to the holders of our common stock. However, we anticipate having minimal, if any, proceeds for distribution to our common stockholders because all or substantially all available funds outside of the trust account will be required for the payment of creditors. On September 30, 2008, we had approximately $310,000 in cash outside the trust account, subject to outstanding liabilities as of that date. In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with the preparation and filing of this proxy statement, the special meeting described in this proxy statement and, if applicable, our dissolution and liquidation. Accordingly, if the Distribution Proposal is not approved and we dissolve and liquidate, we expect that the amount that would be available for distribution to our common stockholders in liquidation would be less than $0.10 per share.

We currently believe that, if either the Distribution Proposal or the Article Six Elimination Proposal is not approved, the following would occur (following the distribution of the funds in the trust account, if the Distribution Proposal is approved):

•
our board of directors will, consistent with its obligations described in our amended and restated certificate of incorporation to dissolve, on or prior to the passing of such deadline, convene and adopt a specific plan of dissolution, which it will then vote to recommend to our stockholders; at such time it will also cause to be prepared a preliminary proxy statement setting out such plan of dissolution as well as the board’s recommendation of such plan;

•	upon such deadline, we would file our preliminary proxy statement with the Securities and Exchange Commission;

•
if the Securities and Exchange Commission does not review the preliminary proxy statement, then, at least ten days following the filing of such preliminary proxy statement, we will mail the definitive proxy statement to our stockholders, and approximately 30 days following the mailing of such definitive proxy statement, we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and distribution; and

•
if the Securities and Exchange Commission does review the preliminary proxy statement, we currently estimate that we will receive their comments approximately 30 days after the filing of such proxy statement. We will then mail the definitive proxy statement to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will either approve or reject our plan of dissolution and distribution.

Interests of IGPAC Directors and Officers in the Proposals

When you consider the determination by our board of directors that the amendments to our certificate of incorporation contemplated by the Distribution Proposal, the Article Six Elimination Proposal and the Authorized Shares Proposal are advisable, you should keep in mind that our initial stockholders, directors and officers (“IGPAC Inside Stockholders”) have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

Warrants Held by IGPAC Inside Stockholders

If either the Distribution Proposal or the Article Six Elimination Proposal is not approved, we will be required to commence proceedings to dissolve and liquidate (following distribution of the funds in the trust account, if the Distribution Proposal is approved). In such event, the 100 shares of IGPAC common stock and 4,950,000 warrants held by the IGPAC Inside Stockholders that were acquired prior to the IPO will be worthless because the IGPAC Inside Stockholders have waived any rights to receive any trust liquidation proceeds. Pursuant to our agreement with FIIG, if the Distribution Proposal and the Article Six Elimination Proposal are approved, FIIG has agreed that, as soon as practicable after the distribution of the proceeds of the trust fund to our Class B common stockholders, it will use its best efforts to cause IGPAC to register the warrants issued to the IGPAC Inside Stockholders, together with the shares underlying those warrants, when IGPAC next files a registration statement on a Form S-1 (or any successor form) registering any securities of IGPAC.

Our current directors and officers, either directly or beneficially, own an aggregate of 100 shares of IGPAC common stock, 2,029,500 Class W warrants and 2,029,500 Class Z warrants that they purchased for a total consideration of approximately $203,450. The common stock, Class W warrants and Class Z warrants had an aggregate market value (without taking into account any discount due to the restricted nature of such securities) of $123,825 based on quotations of $0.75, $0.01 and $0.04, respectively, on the OTC Bulletin Board on September 30, 2008. For more information about the outstanding warrants, see the sections entitled “Description of Securities” and “—Status of Outstanding Warrants Following the Special Meeting of Stockholders”

Compensatory Arrangements for Board of Directors and Management

None of IGPAC’s executive officers or directors has received any cash compensation for services rendered to IGPAC. Since August 1, 2005 and continuing through October 12, 2008, we paid Danash Investment and Management Ltd., an entity owned solely by Dror Gad, our Chief Financial Officer and a member of our board of directors, a fee of $7,500 per month for office space and certain office and administrative services. From August 1, 2005 through October 12, 2008, a total of approximately $203,831 has been paid or is payable by us to Danash under this agreement. We believe, based on rents and fees for similar services in the Tel-Aviv, Israel metropolitan area, that the fee charged by Danash Investment and Management Ltd. was at least as favorable as we could have obtained from an unaffiliated person.. Other than this $7,500 per-month fee, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our officers or directors, or any of their respective affiliates, for services rendered prior to or in connection with a business combination. However, persons who were stockholders prior to our IPO, including our officers and directors, will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations.

All of the current members of our board of directors are expected to continue to serve as directors through the date of the special meeting. Pursuant to our agreement with FIIG, FIIG has the right to designate a person to be appointed to our board of directors, and we have agreed to obtain the resignation of each of our current directors upon the FIIG designee being appointed. Those resignations would take effect only upon the approval of the Distribution Proposal and the Article Six Elimination Proposal and the distribution of the assets of the trust account to our Class B common stockholders.

We currently have made no determinations regarding the compensation we will pay our directors or officers following stockholder approval of the Article Six Elimination Proposal and the trust account distribution.

Officer and Director Liability

The proceeds deposited in the trust account could become subject to the claims of our creditors which could be prior to the claims of the holders of our Class B common stock. Each of our executive officers has agreed that he will be personally liable to ensure that the proceeds in the trust account are not reduced by the claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, or by any target business, and that have not executed an agreement waiving any right, title, interest or claim of any kind in or to any monies held in the trust; except that such liability will not extend to claims of target businesses brought under Israeli law or in Israeli courts. Because our offices are located in Israel, it is likely that the vendors and other entities with which we have done business are located in Israel. We therefore expect that most claims that could be brought against us would be brought under Israeli law and/or in Israeli courts and will be outside the indemnification obligations of our executive officers. As a result, we believe that these individuals will be able to satisfy their indemnification obligations. However, we cannot assure you this will be the case. Accordingly, the proceeds held in trust could be subject to claims which could take priority over the claims of the holders of our Class B common stock.

Potential Interests of the IGPAC Inside Stockholders in Future Financings and Acquisitions

Following stockholder approval of the Article Six Elimination Proposal and the trust account distribution, we will operate without the blank check company restrictions that are currently set forth in our certificate of incorporation. The board of directors anticipates that we will need to raise capital to fund ongoing operations, including the compliance cost of continuing to remain a public reporting company, and to fund the acquisition of an operating business. Such a financing may involve existing investors and/or new investors, including our officers and directors. Further, any operating business which we may acquire following stockholder approval of the Article Six Elimination Proposal may be affiliated, or have some relationship with, one of our existing officers and directors. In connection with our IPO, each of our officers and directors signed an agreement with HCFP/Brenner Securities LLC, the underwriter of our IPO (“HCFP/Brenner”), that we would not consummate a business combination with an affiliated entity without an opinion from an independent investment banking firm reasonably acceptable to HCFP/Brenner that the business combination is fair to our stockholders from a financial perspective. The continued applicability of this provision following stockholder approval of the Article Six Elimination Proposal and the trust account distribution is unclear. In such circumstances, we would anticipate that the board of directors will take such action as is consistent with its fiduciary duties to stockholders.

Interests of FIIG in the Proposals

In addition to the interests of our directors and officers in the proposals, you should keep in mind that FIIG and/or certain individuals promoting the proposals and/or soliciting proxies on behalf of FIIG have interests in the proposals that may be different from, or in addition to, your interests as a stockholder.

When considering the proposals at the special meeting, you should be aware that FIIG would become the owner of a majority of our outstanding capital stock as a result of the effectiveness of the Distribution Amendment proposed in the special meeting. Based on information contained in a Schedule 13D filed by FIIG and Frank Islam on August 6, 2008, FIIG and Frank Islam share voting and dispositive power with respect to 534,300 shares of our common stock, representing approximately 50.2% of the outstanding shares of our common stock. Pursuant to the Distribution Proposal our outstanding Class B common stock would be cancelled and cease to be outstanding, which would result in FIIG owning a majority of the only outstanding class of our capital stock.

In addition, when considering the proposals at the special meeting, you should be aware that pursuant to an agreement with us, FIIG has the right to designate a person to be appointed to our board of directors, and we have agreed to obtain the resignation of each of our current directors upon the FIIG designee being appointed. Those resignations would take effect only upon the approval of the Distribution Proposal and the Article Six Elimination Proposal and the distribution of the assets of the trust account to our Class B common stockholders.

Certain Other Interests in the Proposals

In connection with the IPO, we issued an option for consideration of $100 to HCFP/Brenner to purchase up to a total of 25,000 Series A units and/or 230,000 Series B units. The Series A units and Series B units issuable upon exercise of this option are identical to those offered in connection with the IPO, except that the exercise price of the warrants included in the units is $5.50 per share (110% of the exercise price of the warrants included in the units sold to the public) and the Class Z warrants shall be exercisable by Brenner for a period of only five years from the date of the IPO. This option is exercisable at $14.025 per Series A unit and $16.665 per Series B unit, and may be exercised on a cashless basis, commencing on the later of the completion of a business combination with a target business and one year from the date of the IPO and expiring five years from the date of the IPO. For discussion about the status of these warrants following the special meeting, see the section entitled “—Status of Outstanding Warrants Following the Special Meeting of Stockholders.”

As part of the IPO underwriting agreement, we engaged HCFP/Brenner, on a non-exclusive basis, to act as our investment banker to assist us in structuring a business combination and negotiating its terms (but not for purposes of locating potential target candidates for our business combination). A "business combination" is defined as "any merger, capital stock exchange, asset acquisition or other similar business combination consummated by the Company with an operating business which has operations or facilities located in Israel, or which is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel (as more fully described in the registration statement for our IPO). We agreed to pay HCFP/Brenner a cash fee of $1,500,000 at the closing of our business combination as described in our IPO registration statement. If our stockholders approve the Article Six Elimination Proposal and we subsequently enter into a business combination with an operating business with the assistance of HCFP/Brenner, we expect that we would evaluate, based upon the criteria for business combinations set forth in the IPO underwriting agreement and IPO registration statement, whether HCFP/Brenner would be entitled to such a fee on account of that business combination after the amendments to our certificate of incorporation as described in this proxy statement.

As part of the IPO underwriting agreement, we agreed to liquidate and dissolve after distributing the funds in the trust account. Additionally, in connection with the IPO, each member of our board of directors executed and delivered a letter agreement to HCFP/Brenner in which each director agreed to take all reasonable actions within his power to cause IGPAC to dissolve and liquidate the trust account as soon as reasonably practicable following the 18-month anniversary of the IPO (or the 24-month anniversary of the IPO if we were to enter into a letter of intent for a business combination by the 18-month anniversary of the IPO). If the stockholders approve the Article Six Elimination Proposal, HCFP/Brenner has agreed to release the obligations of IGPAC and each of its officers and directors under these agreements to cause IGPAC to liquidate and dissolve following the distribution of the funds in the trust account. In addition, HCFP/Brenner has agreed under the same circumstances to formally terminate provisions in the IPO underwriting agreement obligating IGPAC to obtain stockholders approval of any “Business Combination” and requiring that such an acquisition comply with an 80% target net asset test.

PROPOSAL I — THE DISTRIBUTION PROPOSAL

Because we were unable to complete a business combination by July 18, 2008, the terms of our existing certificate of incorporation require us to dissolve, distribute the trust account to the holders of Class B common stock, liquidate and wind up. At the request of FIIG, our board of directors has considered and deemed advisable an amendment to our certificate of incorporation to expressly permit distribution of the funds in the trust account, regardless of whether we take steps to dissolve, liquidate and wind up. The Distribution Proposal would also remove the related provisions of Article THIRD of our certificate of incorporation which limit our purpose to liquidation, dissolution and distribution of the funds in the trust account as a result of our failure to complete a business combination by July 18, 2008. If the Distribution Proposal is approved, we will file the amendment attached hereto as Annex I with the Secretary of State of Delaware on the date of the special meeting prior to the Article Six Elimination Proposal or the Authorized Shares Proposal being presented to the stockholders for approval. Immediately upon the filing of the Distribution Amendment, all of the outstanding shares of Class B common stock will be automatically cancelled and converted into the right to obtain a pro rata share of the funds in the trust account. Once the Distribution Amendment is filed, we will take all necessary action to distribute the funds in the trust account promptly after the date of the special meeting. As of September 30, 2008, there was approximately $55.2 million (approximately $5.39 per Class B share) in the trust account. The approval of the Distribution Proposal is a condition to each of the Article Six Elimination Proposal and the Authorized Shares Proposal set forth below.

The adoption of the Distribution Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock and Class B common stock on the record date, voting together as a single class.

PROPOSAL II — THE ARTICLE SIX ELIMINATION PROPOSAL

Also at the request of FIIG, we are presenting a proposal to eliminate the blank check company-related provisions, including Article SIXTH. If the Distribution Proposal is not adopted, this Article Six Elimination Proposal will not be presented at the special meeting.

The purpose of the Article Six Elimination Proposal is to permit us to continue our corporate existence (rather than dissolving, as currently required by our certificate of incorporation) following the distribution of the funds in the trust account and to do so with a corporate charter that does not contain blank check company-related provisions and other restrictions. In the judgment of our board of directors, the Article Six Elimination Proposal is advisable because it removes the requirement to dissolve IGPAC and allows it to continue as a corporate entity. Additionally, Article SIXTH relates to our operation as a blank check company prior to the trust account distribution or consummation of a qualifying business combination. Among Article SIXTH’s sections, it requires that IPO proceeds be held in a trust account until a business combination or liquidation of IGPAC has occurred and also requires that the terms of a proposed business combination be submitted for approval by our stockholders. These provisions would restrict our ability to pursue the acquisition of one or more operating companies and related financings after the distribution of the trust account to the holders of the Class B common stock.

The Article Six Elimination Proposal would also remove our dual class common stock capital structure by eliminating the authorized Class B common stock. Immediately upon the filing of the Distribution Amendment with the Secretary of State of Delaware, all outstanding shares of Class B common stock will be automatically cancelled and revert to authorized but unissued shares. Our board of directors believes that it is advisable and in the best interest of the stockholders to eliminate the authorized shares of Class B common stock because the rights of that class of security are related solely to our blank check company existence, as set forth in Article SIXTH, which is proposed to be removed pursuant to this proposal.

The adoption of the Article Six Elimination Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock on the record date.

PROPOSAL III — THE AUTHORIZED SHARES PROPOSAL

We are requesting stockholder approval to increase the authorized number of shares of common stock from 40,000,000 shares to 80,000,000 shares. The additional common stock to be authorized by adoption of this proposal would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of the third amended and restated certificate of incorporation with the Secretary of the State of Delaware. If the Distribution Proposal is not adopted, this Authorized Shares Proposal will not be presented at the special meeting.

As of September 30, 2008, we had outstanding 1,065,100 shares of common stock and 10,236,000 shares of Class B common stock, which will automatically be cancelled and convert into the right to receive the pro rata distribution from the trust account immediately upon the filing of the Distribution Amendment, and warrants and unit purchase options, which if exercised, would result in the issuance of an additional 21,271,000 shares of common stock. Absent approval of the Authorized Shares Proposal, IGPAC would be able to issue without stockholder approval, after reservation for all common stock underlying outstanding warrants and the unit purchase options, only 17,663,900 shares. In addition, the additional shares of common stock that would become available for issuance if the proposal is adopted would allow us the flexibility to issue additional shares in connection with future financing or acquisition transactions. The holders of our existing outstanding shares of common stock will have no preemptive right to purchase any additional shares authorized by the Authorized Shares Proposal.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of IGPAC. For example, without further stockholder approval, our board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current board of directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the board of directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by us to deter or prevent changes in control of IGPAC, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

The adoption of the Authorized Shares Proposal will require the affirmative vote of a majority of the outstanding shares of our common stock on the record date.

PROPOSAL IV — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes at the time of the special meeting to adopt the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal, our board of directors may submit a proposal to adjourn the special meeting to a later date, or dates, if necessary, to permit further solicitation of proxies.

Prior to the filing of the Distribution Amendment, the adoption of the Adjournment Proposal would require the affirmative vote of a majority of the shares of common stock and Class B common stock, represented in person or by proxy and voting at the special meeting, together as a single class. An adjournment of the special meeting following the filing of the Distribution Amendment would require the affirmative vote of the holders of a majority of the shares of our common stock only represented and voting at the special meeting in person or by proxy.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information as of September 30, 2008, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock and Class B common stock by:

•	each person known by us to be the owner of more than 5% of our outstanding shares of our common stock or Class B common stock,

•	each of our officers and directors

•
all officers and directors as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of common stock or Class B common stock, as applicable, shown as beneficially owned by them.

	Beneficial Ownership of Common Stock and Class B Common Stock as of September 30, 2008
	Common Stock			Class B Common Stock
	Number		Percent	Number	Percent
Name and Address of Beneficial Owner (1)

Officers and Directors:

Dror Gad	100	(2)	*	-	-

Matty Karp	0	(3)	*	-	-

Carmel Vernia	0	(4)	*	-	-

All officers and directors as a group (3 persons)	100	(5)	*	-	-

5% Beneficial Owners:

FI Investment Group, LLC (6) 1600 Tysons Blvd., Suite 1150 McLean, VA 22102	534,300		50.2%	-	-

Jack Silver (7) SIAR Capital LLC 660 Madison Avenue New York, NY 10021	92,000		8.6%	-	-

Deutsche Bank AG (8) Theodor-Heuss-Allee 70 60468 Frankfurt am Main Federal Republic of Germany	-		-	856,958	8.4%

QVT Financial LP (9) 1177 Avenue of the Americas, 9th Floor New York, NY 10036	-		-	813,100	7.9%

Jonathan M. Glaser (10) 11601 Wiltshire Boulevard Suite 2180 Los Angeles, CA 90025	-		-	783,500	7.7%

Andrew M. Weiss (11) 29 Commonwealth Ave., 10th Floor Boston, MA 02116	-		-	682,096	6.7%

HBK Investments L.P. (12) 300 Crescent Court, Suite 700 Dallas, TX 75201	-		-	637,165	6.2%

	Beneficial Ownership of Common Stock and Class B Common Stock as of September 30, 2008
	Common Stock		Class B Common Stock
	Number	Percent	Number	Percent
Bulldog Investors (13) Park 80 West, Plaza Two Saddle Brook, NJ 07663	-	-	554,500	5.4%

Pequot Capital Management, Inc. (14) 500 Nayala Farm Road Westport, CT 06880	55,400	5.2%	-	-

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise noted, the business address of each of the persons named above is 85 Medinat Hayehudim, Herzlia 46140, Israel.
(2)
Does not include 1,159,714 shares of common stock issuable upon exercise of Class W warrants and Class Z warrants held by Mr. Gad that are not exercisable and will not be exercisable within the next 60 days (unless we complete a business combination within 60 days).

(3)
Does not include 1,317,858 shares of common stock issuable upon exercise of Class W warrants and Class Z warrants held by Mr. Karp that are not exercisable and will not be exercisable within the next 60 days (unless we complete a business combination within 60 days).

(4)
Does not include 1,581,428 shares of common stock issuable upon exercise of Class W warrants and Class Z warrants held by Mr. Vernia that are not exercisable and will not be exercisable within the next 60 days (unless we complete a business combination within 60 days).

(5)	Does not include 4,059,000 shares of common stock issuable upon exercise of Class W warrants and Class Z warrants held by Messrs. Gad, Karp and Vernia, as discussed in footnotes (2) through (4) above.
(6)
Based on information contained in a Schedule 13D filed by FIIG and Frank Islam on August 6, 2008, FIIG and Frank Islam share voting and dispositive power with respect to 534,300 shares of our common stock. Frank Islam is the principal of FIIG.

(7)
Based on information contained in a Schedule 13G filed on February 8, 2008 by Jack Silver and Sherleigh Associates Inc. Defined Benefit Pension Plan, Jack Silver beneficially owns 92,000 shares of common stock of Israel Growth Partners Acquisition Corp. Such shares of common stock beneficially owned by Mr. Silver include 92,000 shares of common stock held by Sherleigh Associates Inc. Defined Benefit Pension Plan, a trust of which Mr. Silver is the trustee, but excludes 460,000 shares of common stock issuable upon exercise of warrants held by Sherleigh Associates Inc. Defined Benefit Pension Plan, which warrants are not exercisable until the completion of a business combination. Mr. Silver has the sole voting and dispositive power with respect to all 92,000 shares of common stock beneficially owned by him.

(8)	Based on information contained in a Schedule 13G filed on February 5, 2008, by Deutsche Bank AG and Deutsche Bank AG, London Branch, the Reporting Person owns 856,958 of Class B common stock.
(9)
Based on information contained in a Schedule 13G filed on January 31, 2008 by QVT Financial LP, QVT Financial GP LLC, QVT Fund LP and QVT Associates GP LLC, QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 723,931 shares of Class B common stock and for Quintessence Fund L.P. (“Quintessence”), which beneficially owns 80,611 shares of Class B common stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 8,558 shares of Class B common stock. QVT Financial has the power to direct the vote and disposition of the Class B common stock held by each of the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 813,100 shares of Class B common stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Class B common stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund and Quintessence, may be deemed to beneficially own the aggregate number of shares of Class B common stock owned by the Fund and Quintessence, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 804,542 shares of Class B common stock. Daniel Gold, Lars Bader, Nicholas Brumm, Arthur Chu and Tracy Fu are the managing members of QVT Financial GP LLC.

(10)
Based on information contained in a Schedule 13G filed on June 4, 2007, the following entities each beneficially own 583,500 shares of IGPAC’s Class B common stock: Pacific Assets Management, LLC “PAM”); Pacific Capital Management, Inc (“PCM”); and JMG Triton Offshore Fund, Ltd. (the “JMG Fund”). PAM is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. PAM is the investment adviser to the JMG Fund and PCM is a member of PAM. Jonathan M. Glaser, Daniel Albert David and Roger Richter are control persons of PCM and PAM. JMG Capital Management, LLC (“JMG LLC”) and JMG Capital Management, Inc. (“JMG Inc”) beneficially own 200,000 shares of IGPAC’s Class B common stock. Mr. Glaser is the control person of JMG, LLC and JMG Inc. In the aggregate, Mr. Glaser beneficially owns 783,500 shares of Class B common stock.

(11)
Based on information contained in a Schedule 13G filed on July 25, 2008, by Weiss Asset Management, LLC, Weiss Capital LLC and Andrew M. Weiss, PH.D, Mr. Andrew M. Weiss, PH.D beneficially owns 682,096 shares of Class B common stock, Weiss Asset Management, LLC beneficially holds 534,832 shares of Class B common stock (which include shares beneficially owned by a private investment partnership of which Weiss Asset Management, LLC is the sole general partner) and Weiss Capital LLC beneficially holds 147,264 shares of Class B common stock (which include shares beneficially owned by a private investment corporation of which Weiss Capital is the sole investment manager). Shares reported for Andrew Weiss include shares beneficially owned by a private investment partnership of which Weiss Asset Management is the sole general partner and which may be deemed to be controlled by Mr. Weiss, who is the Managing Member of Weiss Asset Management, and also includes shares held by a private investment corporation which may be deemed to be controlled by Mr. Weiss, who is the managing member of Weiss Capital, the Investment Manager of such private investment corporation.

(12)
Based on information contained in a Schedule 13G filed on March 30, 2008 by HBK Investments L.P. a Delaware limited partnership, HBK Services LLC a Delaware limited liability company, HBK Partners II L.P. a Delaware limited partnership, HBK Management LLC a Delaware limited liability company and HBK Master Fund L.P. a Cayman Islands limited partnership, HBK Investments L.P. beneficially holds 637,165 shares of Class B Common stock. HBK Investments L.P. has delegated discretion to vote and dispose of the Securities to HBK Services LLC (“Services”). Services may, from time to time, delegate discretion to vote and dispose of certain of the Securities to HBK New York LLC, a Delaware limited liability company, HBK Virginia LLC, a Delaware limited liability company, HBK Europe Management LLP, a limited liability partnership organized under the laws of the United Kingdom, and/or HBK Hong Kong Ltd., a corporation organized under the laws of Hong Kong (collectively, the “Subadvisors”). Each of Services and the Subadvisors is under common control with HBK Investments L.P. Jamiel A. Akhtar, Richard L. Booth, David C. Haley, Lawrence H. Lebowitz, and William E. Rose are each managing members (collectively, the “Members”) of HBK Management LLC.

(13)
Based on information contained in a Schedule 13G filed on July 29, 2008 by Bulldog Investors, Phillip Goldstein and Andrew Dakos, Bulldog Investors beneficially holds 554,500 shares of Class B common stock. Phillip Goldstein and Andrew Dakos are the principals of Bulldog Investors.

(14)
Based on information contained in a Schedule 13G filed on February 13, 2008 by Pequot Capital Management, Inc., Pequot Capital Management, Inc. beneficially holds 55,400 shares of common stock. The sole director and controlling stockholder of Pequot Capital Management, Inc. is Arthur J. Samberg.

PRICE RANGE OF SECURITIES AND DIVIDENDS

Our Securities

Our Series A units, Series B units, common stock, Class B common stock, Class W warrants and Class Z warrants are listed on OTC Bulletin Board. Each Series A unit consists of two shares of common stock and ten Class Z warrants. Each Series B unit consists of two shares of our Class B common stock and two Class W warrants.

The closing prices per share of our Series A units, Series B units, common stock, Class B common stock, Class W warrants and Class Z warrants on [•], 2008 (or, if there was no trading in that security on that date, the most recent day prior to that date on which trading occurred) were $[•], $[•], $[•], $[•], $[•] and $[•], respectively.

The following table sets forth, for the calendar quarters indicated, the quarterly high and low closing bid information of our common stock, warrants and units as reported on the OTC Bulletin Board. The quotations listed below reflect interdealer prices, without retail markup, markdown or commission and may not necessarily represent actual transactions.

	Common Stock		Class B Common Stock		Class W Warrants		Class Z Warrants		Series A Units		Series B Units
	High	Low	High	Low	High	Low	High	Low	High	Low	High	Low
2006
Third Quarter (1)	$-	$-	$-	$-	$-	$-	$-	$-	$8.10	$7.15	$10.70	$10.42
Fourth Quarter (1)	3.50	3.50	4.79	4.65	0.30	0.20	0.60	0.60	7.15	5.50	10.00	9.65

2007
First Quarter	3.50	1.75	5.03	4.76	0.28	0.20	0.60	0.50	7.40	5.50	10.40	9.85
Second Quarter	1.85	1.75	5.06	5.00	0.25	0.20	0.50	0.50	6.80	6.47	10.50	10.30
Third Quarter	1.85	1.32	5.07	5.00	0.20	0.15	0.50	0.30	6.53	5.42	10.60	10.26
Fourth Quarter	1.60	0.80	5.15	5.01	0.15	0.06	0.30	0.15	5.55	2.75	10.55	10.25

2008
First Quarter	1.01	0.60	5.22	5.08	0.18	0.04	0.20	0.13	3.50	2.00	10.80	10.31
Second Quarter	0.60	0.18	5.27	5.16	0.05	0.01	0.14	0.01	2.00	0.62	10.70	10.41
Third Quarter	1.47	0.24	5.28	5.18	0.10	0.01	0.13	0.01	3.60	0.60	10.70	10.42

(1)	Trading in the Series A Units and Series B Units commenced on July 13, 2006. Trading in the other classes of securities commenced October 4, 2006.

Holders of Common Equity

As of the record date, there were [•] holders of record of our common stock and [•] holders of record of our Class B common stock.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends.

DESCRIPTION OF SECURITIES

General

We are authorized to issue 40,000,000 shares of common stock, par value $.0001, 12,000,000 shares of Class B common stock, par value $.0001, and 5,000 shares of preferred stock, par value $.0001. As of the date of this proxy statement, 1,065,100 shares of our common stock and 10,236,000 shares of Class B common stock are outstanding. No shares of our preferred stock are currently outstanding.

Common Stock

We currently have two classes of common stock: common stock and Class B common stock. The rights and privileges of our Class B common stock are intended to facilitate our operation as a blank check company and are integral to Article SIXTH of our certificate of incorporation. Below is a description of the rights and privileges of our common stock and the Class B common stock, including the rights of Class B common stockholders with respect to the funds in the IPO trust account and the voting rights and other privileges of the Class B common stockholders if a qualifying business combination had been submitted for stockholder approval during our term as a blank check company.

Holders of common stock and Class B common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders other than a vote in connection with a business combination satisfying our blank check company requirements as described in our IPO registration statement. Only holders of our Class B common stock would have been entitled to vote in connection with a business combination submitted for stockholder approval during our term as a blank check company. If a business combination satisfying the blank check company requirements as described in our IPO registration statement had been consummated, all outstanding shares of Class B common stock would have been automatically cancelled and converted into an equal number of shares of common stock, unless the holder had exercised the conversion rights described in our certificate of incorporation, in which case such shares of Class B common stock would have been cancelled and converted into the right to receive a pro rata share of the funds in the trust account. Accordingly, following the completion of a business combination satisfying the blank check company requirements as described in our IPO registration statement or the distribution of the trust account to the Class B common stockholders, we would have only one class of common stock outstanding.

The blank check company provisions in our certificate of incorporation provide that we will proceed with a business combination during the “Target Business Acquisition Period” as defined therein only if (i) the holders of a majority of the shares of Class B common stock present and voting at the meeting to approve the business combination vote in favor of the business combination and (ii) Class B common stockholders owning less than 20% of the shares of Class B common stock sold in the IPO both vote against the business combination and exercise their conversion rights.

There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Our board of directors is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected each year. The classification of our board of directors and the limitations on the removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, control of us. The blank check company provisions of our certificate of incorporation provide for mandatory liquidation if we do not complete a business combination within 18 months after the completion of our IPO, or within 24 months after the completion of our IPO if the extension criteria in our certificate of incorporation have been satisfied. In such event, the blank check company provisions of our certificate of incorporation require us to distribute to all of our Class B common stockholders, in proportion to the number of shares of Class B common stock held by each stockholder, an aggregate sum equal to the amount in the trust account, inclusive of any interest. Further, these blank check company provisions require that our remaining net assets, if any, will be distributed to the holders of our common stock. Holders of our common stock will not be entitled to receive any of the proceeds held in the trust account.

Other than the automatic conversion of Class B common stock to common stock discussed above, our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that Class B common stockholders would have had the right to convert their shares of Class B common stock into cash equal to their pro rata share of the trust account if we had submitted for stockholder approval a qualifying business combination during our term as a blank check company and (i) they had elected such conversion within the prescribed time period (following receipt of a proxy statement and prior to a vote), (ii) they had voted against the business combination and (iii) such business combination had ultimately been approved and completed. In such circumstance, Class B common stockholders who converted their stock into their share of the trust account would still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 5,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock are outstanding. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although our IPO underwriting agreement prohibits us, prior to a business combination during the “Target Business Acquisition Period” as defined in the certificate of incorporation, from issuing preferred stock which participates in any manner in the proceeds of the trust account, or which votes as a class with the Class B common stock on a business combination. These limitations would cease to apply following the filing of the Distribution Amendment. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

In addition to shares of common stock and Class B common outstanding as of the date of this proxy statement, the following shares of common stock are reserved for issuance pursuant to outstanding warrants:

•
15,561,000 shares of common stock underlying the outstanding Class W and Class Z warrants sold in the IPO. Specifically, these shares of common stock reserved for issuance relate to 5,325,000 shares underlying the Class Z warrants and 10,236,000 shares underlying the Class W warrants. We refer to these warrants as the “IPO Warrants.”

•
4,950,000 shares of common stock underlying the outstanding Class W and Class Z warrants held by the IGPAC Inside Shareholders. Specifically, an aggregate of 2,475,000 Class W warrants and 2,475,000 Class Z warrants were sold to the IGPAC Inside Shareholders for an aggregate price of $247,500 (or a purchase price of $.05 per warrant). These warrants have the same terms as the other Class Z and Class W warrants, including an exercise price of $5 per share. We refer to these warrants as the “Affiliate Warrants.”

•
1,220,000 shares of common stock underlying the outstanding IPO underwriter’s purchase option. The terms of this option, which we refer to as the “Underwriter’s Purchase Option,” are described in more detail below.

Class W Warrants.

Each Class W warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination as further described in the IPO registration statement; and

•	July 11, 2007.

The Class W warrants will expire on July 11, 2011 at 5:00 p.m., New York City time. We may call the Class W warrants (other than those outstanding prior to this offering held by our initial securityholders or their affiliates, but including Class W warrants issued upon exercise of the unit purchase option), with HCFP/Brenner’s prior consent, for redemption,

•	in whole or in part,

•	at a price of $.05 per Class W warrant at any time after the Class W warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each Class W warrantholder, and

•
if, and only if, the reported last sale price of our common stock equals or exceeds $7.50 per share, for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the Class W warrantholders.

The Affiliate Warrants, which were all issued prior our IPO, shall not be redeemable by us as long as such warrants continue to be held by our initial securityholders or their affiliates.

Class Z Warrants

Each Class Z warrant entitles the registered holder to purchase one share of our common stock at a price of $5.00 per share, subject to adjustment as discussed below, at any time commencing on the later of:

•	the completion of a business combination as further described in the IPO registration statement, and

•	July 11, 2007.

The Class Z warrants will expire on July 11, 2013 at 5:00 p.m., New York City time.

We may call the Class Z warrants (other than those outstanding prior to this offering held by our initial securityholders or their affiliates, but including Class Z warrants issued upon exercise of the unit purchase option), with HCFP/Brenner’s prior consent, for redemption,

•	in whole or in part,

•	at a price of $.05 per Class Z warrant at any time after the Class Z warrants become exercisable,

•	upon not less than 30 days’ prior written notice of redemption to each Class Z warrantholder, and

•
if, and only if, the reported last sale price of our common stock equals or exceeds $8.75 per share, for any 20 trading days within a 30-trading day period ending on the third business day prior to the notice of redemption to the Class Z warrantholders.

Since we may redeem the warrants only with the prior consent of HCFP/Brenner and it may hold warrants subject to redemption, HCFP/Brenner may have a conflict of interest in determining whether or not to consent to such redemption. We cannot assure you that HCFP/Brenner will consent to such redemption if it is not in HCFP/Brenner’s interest even if it is in our best interest.

The exercise price and number of shares of common stock issuable on exercise of the Class W warrants and Class Z warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the Class W warrants and Class Z warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The Class W warrants and Class Z warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The Class W warrantholders and Class Z warrantholders do not have the rights or privileges of holders of common stock or any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by common stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the Class W warrants or the Class Z warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up to the nearest whole number the number of shares of common stock to be issued to the warrant holder.

Underwriter’s Purchase Option

In connection with the IPO, IGPAC issued an option for consideration of $100 to HCFP/Brenner Securities LLC, the underwriter of the IPO, to purchase up to a total of 25,000 Series A units and/or 230,000 Series B units. The Series A units and Series B units issuable upon exercise of this option are identical to those offered in connection with the IPO, except that the exercise price of the warrants included in the units is $5.50 per share (110% of the exercise price of the warrants included in the units sold to the public) and the Class Z warrants shall be exercisable by the representative for a period of only five years from the date of the IPO. This option is exercisable at $14.025 per Series A unit and $16.665 per Series B unit, and may be exercised on a cashless basis, commencing on the later of the completion of a business combination with a target business and one year from the date of the IPO and expiring five years from the date of the IPO. Although the purchase option and its underlying securities have been registered under the registration statement, the option grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the date of the IPO with respect to the registration under the Securities Act of the securities directly and indirectly issuable upon exercise of the option. We will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of Series A units and Series B units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock at prices below the option exercise price.

Transfer Agent and Warrant Agent

The transfer agent for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended. You may read and copy reports, proxy statements and other information filed by IGPAC with the SEC at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the Securities and Exchange Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. You may access information regarding IGPAC at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement are qualified in all respects by reference to the relevant annex to this proxy statement.

Only one proxy statement is being delivered to multiple securityholders who share an address. However, if you would like an additional separate copy, please contact us at the address set forth below and an additional copy will be sent to you free of charge.

If you would like additional copies of this document or if you have questions about the proposals, you should contact via phone or in writing:

ISRAEL GROWTH PARTNERS ACQUISITION CORP.
85 Medinat Hayehudim
Herzlia, Israel 46140
Attn: Dror Gad
Tel: +972-9-960-2040

STOCKHOLDER PROPOSALS

If you are a stockholder and you want to include a proposal in the proxy statement for the year 2009 annual meeting, under our bylaws you must give timely notice of the proposal, in writing, along with any supporting materials to our secretary at our principal office in Herzlia, Israel. Since we did not hold an initial annual meeting in 2008, to be timely (a) under our bylaws, a stockholder proposal must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the annual meeting or the 10th day following the day on which the public announcement of the date of the annual meeting is first made and (b) under applicable rules of the SEC, a stockholder proposal must be received a reasonable time before a company begins to print and mail its annual meeting proxy materials. Because we will be required to dissolve if the Distribution Proposal or the Article Six Elimination Proposal is not approved, no date has been determined for the 2009 annual meeting as of the date of this proxy statement. If the proposals are approved, the date of the year 2009 annual meeting will be set and announced by our board of directors.

ANNEX I

CERTIFICATE OF AMENDMENT
TO
THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ISRAEL GROWTH PARTNERS ACQUISITION CORP.

Israel Growth Partners Acquisition Corp., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST: The Corporation’s Second Amended and Restated Certificate of Incorporation (the “Charter”) filed with the Secretary of State of the State of Delaware on [●], 2006, is hereby amended by striking out Article THIRD in its entirety and by substituting in lieu thereof the following new Article THIRD:

“THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.”

SECOND: The Charter is hereby further amended by striking out Article SIXTH, Sub-paragraph C thereof and by substituting in lieu of said Sub-paragraph the following new Sub-paragraph:

“C. Upon this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), all outstanding shares of Class B Common Stock shall be automatically cancelled and shall revert to the status of authorized but unissued shares of Class B Common Stock, and the Corporation shall thereupon promptly distribute, and shall cause its officers to effect the distribution of, the Trust Fund, inclusive of any interest thereon, to the holders of Class B Common Stock. The Corporation shall pay no distributions out of the Trust Fund to any other shares of capital stock of the Corporation. From and after the Effective Time and until surrendered to the trustee of the Trust Fund, any certificate evidencing shares of Class B Common Stock shall represent solely the right of the holder to receive his ratable proportion of any distribution from the Trust Fund.”

THIRD: The amendment of the Charter herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Sixth Amended and Restated Certificate of Incorporation to be executed and acknowledged by Dror Gad, its Chief Financial Officer and Executive Vice President, this ____ day of [•], 2008.

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

By:
Name:	Dror Gad
Title:	Chief Financial Officer and Executive Vice President

I-1

ANNEX II

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ISRAEL GROWTH PARTNERS ACQUISITION CORP.

Israel Growth Partners Acquisition Corp., a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The date of filing of the Corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was August 1, 2005.

2. This Third Amended and Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation effective as of October ___, 2008, duly adopted by the stockholders of the Corporation at a special meeting held on [●], 2008 and duly acknowledged and executed by an authorized officer of the Corporation in accordance with the provisions of Sections 103, 228, 242 and 245 of the General Corporation Law of the State of Delaware (the “GCL”) and, upon filing with the Secretary of State of the State of Delaware in accordance with Section 103 of the GCL, shall thenceforth supersede the original Certificate of Incorporation, as amended prior to the date hereof, and shall, as it may thereafter be amended in accordance with its terms and the law, be the Third Amended and Restated Certificate of Incorporation of the Corporation.

3. The text of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby further amended and restated to read in its entirety as follows:

FIRST: The name of the corporation is Israel Growth Partners Acquisition Corp. (hereinafter sometimes referred to as the “Corporation”).

SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, 19808. The name of its registered agent at such address is Corporation Service Company.

THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the GCL.

FOURTH:

(a) The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 100,005,000 of which:

(i) 80,000,000 shares shall be Common Stock of the par value of $.0001 per share; and

(ii) 5,000 shares shall be Preferred Stock of the par value of $.0001 per share.

(b) Preferred Stock. The Board of Directors is expressly granted authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

(c) Common Stock.

(i) Dividends. Subject to the preferential dividend rights applicable to shares of Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive only such dividends as may be declared by the Board of Directors.

(ii) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, ratably, in proportion to the number of shares held by them, to receive all of the remaining assets of the Corporation available for distribution to holders of Common Stock.

(iii) Voting Rights. Except as otherwise required by statute or as otherwise provided in this Certificate of Incorporation, each outstanding share of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by such holder.

FIFTH: The corporation is to have perpetual existence.

SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

E. The Board of Directors shall be divided into three classes: Class A, Class B and Class C. The number of directors in each class shall be as nearly equal as possible. At the first election of directors by the incorporator, the incorporator shall elect the Class A directors for a term expiring at the Corporation’s third Annual Meeting of Stockholders. The Class A directors shall then elect the Class B and Class C directors. The directors in Class B shall be elected for a term expiring at the second Annual Meeting of Stockholders and the directors in Class C shall be elected for a term expiring at the first Annual Meeting of Stockholders. Commencing at the first Annual Meeting of Stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire thereat shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election. Except as the GCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s Bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

SEVENTH: A. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B. The Corporation, to the full extent permitted by Section 145 of the GCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized hereby.

EIGHTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Third Amended and Restated Certificate of Incorporation to be executed by its Chief Financial Officer and Executive Vice President thereunto duly authorized, who acknowledges and affirms, under penalty of perjury, that this Certificate is the act and deed of the Corporation and that the facts stated herein are true this      day of [●], 2008.

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

By:
Name: Dror Gad
Title: Chief Financial Officer and Executive Vice President

Common Stock Card

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

PROXY SOLICITED BY FI INVESTMENT GROUP LLC
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER [•], 2008

The undersigned hereby appoints FI Investment Group LLC as the proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Israel Growth Partners Acquisition Corp. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Israel Growth Partners Acquisition Corp. to be held on November [•], 2008, at the offices of Greenberg Traurig LLP, 1750 Tysons Boulevard, Suite 1200, McLean, Virginia 22102, at 10:00 a.m. (Eastern time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. These matters are being proposed by Israel Growth Acquisition Corp. at the request of, and pursuant to an agreement between it and, FI Investment Group LLC.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, THIS PROXY WILL BE VOTED “AGAINST” THE DISTRIBUTION PROPOSAL, THE ARTICLE SIX ELIMINATION PROPOSAL AND THE AUTHORIZED SHARES PROPOSAL. FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

FOLD AND DETACH HERE

☒	Please mark votes as in this sample.

DISTRIBUTION PROPOSAL:
To approve the amendment to the certificate of incorporation to provide for the distribution of the proceeds of IGPAC’s IPO trust account to the holders of the Class B common stock and the cancellation of the outstanding shares of Class B common stock, without the requirement that IGPAC dissolve and liquidate, and to remove the provisions of Article THIRD of IGPAC’s certificate of incorporation which limit its purposes to liquidation, dissolution and distribution of the funds in the trust account as a result of not completing a business combination by July 18, 2008.

☐ FOR ☐ AGAINST ☐ABSTAIN

ARTICLE SIX ELIMINATION PROPOSAL:
To amended and restate the certificate of incorporation to remove certain blank check company-related restrictions from the certificate of incorporation, including Article SIXTH which, among other restrictions, requires IGPAC to dissolve following the distribution of the trust account, and to eliminate the authorized Class B common stock as incidental to the blank check company-related provisions.

☐ FOR ☐AGAINST ☐ABSTAIN

[SEE REVERSE SIDE]

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Common Stock Card (Continued)

FOLD AND DETACH HERE

AUTHORIZED SHARES PROPOSAL:	To increase the authorized shares of common stock from 40,000,000 shares to 80,000,000 shares.

☐ FOR ☐ AGAINST ☐ABSTAIN
ADJOURNMENT PROPOSAL:
To authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Distribution Proposal, the Article Six Elimination Proposal or the Authorized Shares Proposal.

☐ FOR ☐ AGAINST ☐ABSTAIN
•  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

•  Please vote, date and promptly return this proxy. Any votes received after a matter has been voted upon will not be counted.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________	Signature (Joint Owners)_________________	Date__________, 2008

2

Class B Common Stock Card

ISRAEL GROWTH PARTNERS ACQUISITION CORP.

PROXY SOLICITED BY FI INVESTMENT GROUP LLC
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER [•], 2008

The undersigned hereby appoints FI Investment Group LLC as the proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Israel Growth Partners Acquisition Corp. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Israel Growth Partners Acquisition Corp. to be held on November [•], 2008, at the offices of Greenberg Traurig LLP, 1750 Tysons Boulevard, Suite 1200, McLean, Virginia 22102, at 10:00 a.m. (Eastern time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. These matters are being proposed by Israel Growth Acquisition Corp. at the request of, and pursuant to an agreement between it and, FI Investment Group LLC.

IF YOU DO NOT RETURN YOUR PROXY CARD WITH AN INDICATION OF HOW YOU WISH TO VOTE, THIS PROXY WILL BE VOTED “AGAINST” THE DISTRIBUTION PROPOSAL. FAILURE TO VOTE WITH RESPECT TO THE ADJOURNMENT PROPOSAL WILL HAVE NO EFFECT ON THIS PROPOSAL, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

FOLD AND DETACH HERE

☒	Please mark votes as in this sample.

DISTRIBUTION PROPOSAL:
To approve the amendment to the certificate of incorporation to provide for the distribution of the proceeds of IGPAC’s IPO trust account to the holders of the Class B common stock and the cancellation of the outstanding shares of Class B common stock, without the requirement that IGPAC dissolve and liquidate, and to remove the provisions of Article THIRD of IGPAC’s certificate of incorporation which limit its purposes to liquidation, dissolution and distribution of the funds in the trust account as a result of not completing a business combination by July 18, 2008.

☐ FOR ☐ AGAINST ☐ABSTAIN
ADJOURNMENT PROPOSAL:
To authorize the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are insufficient votes at the time of the special meeting to adopt the Distribution Proposal.

☐ FOR ☐ AGAINST ☐ABSTAIN

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

3

Please vote, date and promptly return this proxy. Any votes received after a matter has been voted upon will not be counted.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature______________________	Signature (Joint Owners)_________________	Date__________, 2008

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